C2 - Confidential
Exhibit 10.1†^
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NUMBER 6
TO
RATE PER FLIGHT HOUR AGREEMENT
Between

FRONTIER AIRLINES, INC.
And
CFM INTERNATIONAL, INC.

Agreement Number: 1-2494673211

Dated: August 25, 2026

This proposed Amendment will remain open until August 31, 2026, and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

C2 - Confidential

Amendment No 6 To
RATE PER FLIGHT HOUR AGREEMENT NO. 1-
2494673211
This Amendment No. 6 (this “Amendment”) to CFM Rate per Flight Hour Agreement No. 1-2494673211 (as assigned and amended from time to time, the “Service Agreement”) is entered into this 25th day of August, 2026, and made effective as of the 25th day of August 2026, by and between CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“AIRLINE”) (CFM and AIRLINE being hereinafter collectively referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings as set forth in the Service Agreement.
WHEREAS, CFM and Republic Airways Holdings Inc. (“Republic”) entered into the Service Agreement dated October 17, 2011, whereby CFM provides Engine shop maintenance and other services to support maintenance and overhauls of LEAP-1A Engines;
WHEREAS, [***];
WHEREAS, the Parties entered into Amendment No. 1 dated August 29th, 2017, whereby certain terms of the Service Agreement were amended;
WHEREAS, the Parties entered into Amendment No. 2 dated August 12th, 2021, [***];
WHEREAS, the Parties entered into Amendment No. 3 dated July 28, 2023, whereby the Parties amended the Service Agreement to [***] under the Service Agreement;
WHEREAS, the Parties entered into Amendment No. 4 dated September 30, 2025, whereby the Parties amended the Service Agreement to delete and replace Exhibit D titled “Price Adjustment Matrix” and amend certain other terms of the Service Agreement;
WHEREAS, the Parties entered into Amendment No. 5 dated March 6, 2026, to reflect their mutual agreement to [***] and make other amendments related thereto; and

WHEREAS, the Parties now wish to amend the Service Agreement to reflect their mutual agreement [***] and make other amendments related thereto, subject to the terms and conditions of this Amendment.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged the Parties agree as follows:

1.The Service Agreement is amended [***].
2.The language in Exhibit B (Engines Covered and Operating Parameters) of the Service Agreement
reading [***] is hereby deleted and replaced with, [***]

CFM PROPRIETARY INFORMATION
Subject to restrictions on the cover or first page

C2 - Confidential
3.[***].
4.[***].
5.Notwithstanding anything in the Service Agreement to the contrary, the Parties agree and acknowledge that [***] shall occur solely between AIRLINE and such Engines’ Lessor. Accordingly, to the extent [***] would otherwise give CFM the rights to [***].

6.For the avoidance of doubt, the Parties agree that the waivers set forth in Section 5 of this Amendment are limited to the subject matter and transactions contemplated herein, and no such waiver shall be deemed a future or further waiver of CFM’s rights or AIRLINE’s obligations with respect to [***] pursuant to [***] of the Service Agreement, respectively. [***].

7.AIRLINE and CFM agree and acknowledge that nothing herein shall operate to limit AIRLINE’s obligations pursuant to the Service Agreement other than as set forth explicitly herein. Except as set forth herein, the terms and conditions set forth in the Service Agreement shall remain in full force and effect and remain unchanged. The obligations set forth in this Amendment are in addition to the obligations set forth in the Service Agreement. In the event of inconsistency between the terms of the Service of Agreement and the terms of this Amendment, the terms of this Amendment shall take precedence. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

8.This Amendment may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Party, shall together constitute one and the same document and be an original Service Agreement for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date last executed below.

CFM International, Inc.		Frontier Airlines, Inc.
By:	/s/ Sharyn Cones	By:	/s/ Howard Diamond
Name:	Sharyn Cones	Name:	Howard Diamond
Title:	Deputy VP, Contracts	Title:	EVP, Legal
Date:	8/11/2026	Date:	8/11/2026

CFM PROPRIETARY INFORMATION
Subject to restrictions on the cover or first page

C2 - Confidential

Exhibit B: Engines Covered
[***]

Annex 1: Removed Engines

[***]

CFM PROPRIETARY INFORMATION
Subject to restrictions on the cover or first page